Exhibit 77Q3.1

Registrant: American Century Capital Portfolios, Inc.

File Number: 811-7820

Registrant CIK Number: 0000908186

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 15, 72DD, 73A, 74U and 74V.

Item 15

Because the electronic format for filing Form N-SAR does not provide appropriate "space for responding to Item 15, information on custodian and subcustodian for" each Series of the Trust is set forth below.

Custodian:                                                      Sub-Custodian:
J.P. Morgan Chase & Company                                  See Attachment A

                                  Attachment A
a. Foreign Subcustodians:

Country                                                     Foreign Subcustodian

ARGENTINA                                                    JPMorgan Chase Bank
                                                                    Buenos Aires
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
AUSTRALIA                           Australia and New Zealand Banking Group Ltd.
                                                                       Melbourne
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
AUSTRIA                                                          J.P. Morgan AG
                                                                     Frankfurt
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
BAHRAIN                                                 National Bank of Bahrain
                                                                         Manama
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
BANGLADESH                                              Standard Chartered Bank
                                                                         Dhaka
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
BELGIUM                                                          J.P. Morgan AG
                                                                     Frankfurt
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
BERMUDA                                             The Bank of Bermuda Limited
                                                                      Hamilton
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
BOTSWANA                                      Barclays Bank of Botswana Limited
                                                                     Gaborone
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
"BRAZIL                                                          Citibank, N.A."
                                                                   Sao Paulo
------------------------ ----------------------------------------------------
------------------------ -----------------------------------------------------
BULGARIA                                                         ING Bank N.V.
                                                                      Sofia
------------------------ -----------------------------------------------------
------------------------ ---- ------------------------------------------------
CANADA                                                    Royal Bank of Canada
                                                                      Toronto
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------

"CHILE                                                            Citibank, N.A
                                                                     Santiago
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
"CHINA - SHANGHAI                                                 Citibank, N.A.
                                                                     New York
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
CHINA - SHENZHEN                                            JPMorgan Chase Bank
                                                                      Hong Kong
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
COLOMBIA                           Cititrust Colombia S.A. Sociedad Fiduciaria
                                                            Santa Fe de Bogota
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
CROATIA                                             Privredna banka Zagreb d.d.
                                                                      Zagreb
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
CYPRUS                                             The Cyprus Popular Bank Ltd.
                                                                      Nicosia
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
"CZECH REPUBLIC                              Ceskoslovenska obchodni banka, a.s.
                                                                       Prague
------------------------ ---------------------------------------------------
------------------------ ---------------------------------------------------
DENMARK                                               Nordea Bank Danmark A/S
                                                                   Copenhagen
------------------------ -----------------------------------------------------
------------------------ ----------------------------------------------------
"ECUADOR                                                         Citibank, N.A.
                                                                        Quito
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
"EGYPT                                                           Citibank, N.A.
                                                                       Cairo
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
ESTONIA                                                         Esti Uhispank
                                                                      Tallinn
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
FINLAND                                                          J.P. Morgan AG
                                                                     Frankfurt
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
FRANCE                                                           J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
                                                                 J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
GERMANY                                                          J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
GHANA                                           Barclays Bank of Ghana Limited
                                                                       Accra
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
GREECE                                                          J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
HONG KONG                                                  JPMorgan Chase Bank
                                                                   Hong Kong
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
HUNGARY                                                           ING Bank Rt.
                                                                    Budapest
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
ICELAND                                                       Islandsbanki-FBA
                                                                    Reykjavik
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
INDIA                                         The Hongkong and Shanghai Banking
                                                            Corporation Limited
                                                                       Mumbai
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
                                                       Standard Chartered Bank
                                                                       Mumbai
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
INDONESIA                                    The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                     Jakarta
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
IRELAND                                                        J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
ISRAEL                                                Bank Leumi le-Israel B.M.
                                                                     Tel Aviv
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
ITALY                                                          J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
IVORY COAST                                                   Societe Generale
                                                                        Paris
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
JAMAICA                                 FirstCaribbean International Trust and
                                               Merchant Bank (Jamaica) Limited
                                                                      Kingston
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
JAPAN                                                      JPMorgan Chase Bank
                                                                       Tokyo
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
                                                           JPMorgan Chase Bank
                                                                        Tokyo
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
JORDAN                                                          Arab Bank Plc
                                                                        Amman
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
KAZAKHSTAN                                           ABN AMRO Bank Kazakhstan
                                                                     Almaty
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
KENYA                                          Barclays Bank of Kenya Limited
                                                                    Nairobi
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
LATVIA                                                            Hansabanka
                                                                       Riga
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
LEBANON                                                   JPMorgan Chase Bank
                                                                   New York
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
LITHUANIA                                                  Vilniaus Bankas AB
                                                                    Vilnius
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
LUXEMBOURG                                                     J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
MALAYSIA                                            HSBC Bank Malaysia Berhad
                                                                 Kuala Lumpur
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
MALTA                                                  HSBC Bank Malta p.l.c.
                                                                    Valletta
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
MAURITIUS                                  The Hongkong and Shanghai Banking
                                                         Corporation Limited
                                                                  Port Louis
------------------------ ---------------------------------------------------
------------------------ ---------------------------------------------------
"MEXICO                                                Banco J.P. Morgan, S.A.
"                                                                 Mexico, D.F
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
"                                                 Banco Nacional de Mexico, S.A.
"                                                                   Mexico, D.F
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
MOROCCO                                        Banque Commerciale du Maroc S.A.
                                                                  Casablanca
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
NAMIBIA                                        Standard Bank of Namibia Limited
                                                                      Windhoek
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
NETHERLANDS                                                    J.P. Morgan AG
                                                                   Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
                                                              J.P. Morgan AG
                                                                   Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
NEW ZEALAND                                       National Bank of New Zealand
                                                                    Wellington
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
*NIGERIA*                            The Standard Bank of South Africa Limited
                                                                  Johannesburg
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------ -----------------------------------------------------
NORWAY                                                    Den norske Bank ASA
                                                                        Oslo
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
OMAN                                                            Oman Arab Bank
                                                                        Muscat
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
"PAKISTAN                                                        Citibank, N.A.
                                                                      Karachi
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
                                                             Deutsche Bank AG
                                                                     Karachi
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
                                                      Standard Chartered Bank
                                                                     Karachi
------------------------ ----------------------------------------------------
------------- ---------------------------------------------------------------
PERU                                                Banco de Credito del Peru
                                                                        Lima
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
PHILIPPINES                                The Hongkong and Shanghai Banking
                                                         Corporation Limited
                                                                     Manila
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
POLAND                                              Bank Rozwoju Eksportu S.A.
                                                                      Warsaw
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
PORTUGAL                                                      J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
ROMANIA                                                         ING Bank N.V.
                                                                   Bucharest
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
*RUSSIA*                                                  JPMorgan Chase Bank
                                                                     New York
                                   A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                     Account)
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
                                                          JPMorgan Chase Bank
                                                                    New York
                                  A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                    Account)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------ -----------------------------------------------------
SINGAPORE                                 Oversea-Chinese Banking Corporation
                                                                   Singapore
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SLOVAK REPUBLIC                                    Vseobecno Uverova Banka S.A.
                                                                   Bratislava
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SLOVENIA                            Bank Austria Creditanstalt d.d. Ljubljana
                                                                    Ljubljana
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SOUTH AFRICA                         The Standard Bank of South Africa Limited
                                                                 Johannesburg
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
SOUTH KOREA                                 The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                       Seoul
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
                                                      Standard Chartered Bank
                                                                       Seoul
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SPAIN                                                          J.P. Morgan AG
                                                                   Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SRI LANKA                                    The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                                     Colombo
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SWEDEN                                                   Svenska Handelsbanken
                                                                    Stockholm
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SWITZERLAND                                                           UBS AG
                                                                       Zurich
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
TAIWAN                                                     JPMorgan Chase Bank
                                                                       Taipei
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
                                             The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                       Taipei
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
THAILAND                                              Standard Chartered Bank
                                                                      Bangkok
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
"TUNISIA                           Banque Internationale Arabe de Tunisie, S.A."
                                                                       Tunis
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
TURKEY                                                     JPMorgan Chase Bank
                                                                     Istanbul
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
*UKRAINE*                                                    ING Bank Ukraine
                                                                        Kiev
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------ -----------------------------------------------------
U.A.E. The National Bank of Abu Dhabi
                                                                    Abu Dhabi
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
U.K.
                                                                      National
                                                                    Westminster
                                                                        Bank
                                                                       London
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
"URUGUAY                                                        BankBoston, N.A"
                                                                    Montevideo.
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
U.S.A.
                                                                      JPMorgan
                                                                         Chase
                                                                         Bank
                                                                         New
                                                                         York
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
VENEZUELA                                                        Citibank, N.A.
                                                                     Caracas
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
VIETNAM                                      The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                              Ho Chi Minh City
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
ZAMBIA                                          Barclays Bank of Zambia Limited
                                                                       Lusaka
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
ZIMBABWE                                     Barclays Bank of Zimbabwe Limited
                                                                        Harare
------------------------ -----------------------------------------------------

For period ending  03/31/2004
Series Number:  1

72DD. 1. Total income dividends for which record date passed during the period. (000s omitted)
        Investor Class          21,187
        2. Dividends for a second class of open-end company shares
        (000s omitted)
        Advisor Class             2,722
        Institutional Class       2,638
        A Class                      39
        B Class                       1
        C Class                       6
        R Class                       -

72EE.    Total capital gains distributions for which record date passed during the period
        Investor Class           21,347
        Advisor Class             3,793
        Institutional Class       2,057
        A Class                      68
        B Class                      20
        C Class                      58
        R Class                       -

73A.    Payments per share outstanding during the entire current period:
1. Dividends from net investment income
 Investor Class         0.0776
2. Dividends for a second class of open-end company shares
Advisor Class           0.0597
Institutional Class     0.0917
A Class                 0.0597
B Class                 0.0103
C Class                 0.0103
R Class                     -

73B.    Distributions of capital gains
        Investor Class          0.0792
        Advisor Class           0.0787
        Institutional Class     0.0787
        A Class                 0.0787
        B Class                 0.0787
        C Class                 0.0787
        R Class                      -

74U.    1. Number of shares outstanding (000s omitted)
        Investor Class              278,895
2. Number of shares outstanding of a second class of open-end company shares (000s omitted)
        Advisor Class           52,263
        Institutional Class     28,909
        A Class                  1,946
        B Class                    344
        C Class                    859
        R Class                      -

77V.    1. Net asset value per share (to nearest cent)
        Investor Class          $7.72
2.Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Advisor Class           $7.72
        Institutional Class     $7.72
        A Class                 $7.72
        B Class                 $7.73
        C Class                 $7.70
        R Class                     -

For period ending 03/31/2004
Series Number: 2

72DD.   1. Total income dividends for which record date passed during the period. (000s omitted)
        Investor Class          49,740
        2. Dividends for a second class of open-end company shares
        (000s omitted)
        Advisor Class             8,244
        Institutional Class       3,882
        C Class                     477
        R Class                      2

72EE. Total capital gains distributions for which record date passed during the period
        Investor Class          29,996
        Advisor Class            5,738
        Institutional Class      2,250
        C Class                    477
        R Class                      -

73A.    Payments per share outstanding during the entire current period:
3. Dividends from net investment income
 Investor Class         0.1940
4. Dividends for a second class of open-end company shares
Advisor Class           0.1751
Institutional Class     0.2093
C Class                 0.1186
R Class                 0.1341
73B.    Distribution of capital gains
        Investor Class          0.1153
        Advisor Class           0.1153
        C Class                 0.1153
        R Class                 0.1153

74U.    1. Number of shares outstanding (000s omitted)
        Investor Class          286,590
2. Number of shares outstanding of a second class of open-end company shares (000s omitted)
        Advisor Class            58,300
        Institutional Class      23,366
        C Class                   5,426
        R Class                      50

77V.    1. Net asset value per share (to nearest cent)
        Investor Class          $7.84
2.Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Advisor Class           $7.84
        Institutional Class     $7.85
        C Class                 $7.85
        R Class                 $7.84

For period ending 03/31/2004
Series Number: 3

72DD.   1. Total income dividends for which record date passed during the period. (000s omitted)
        Investor Class           6,654
        2. Dividends for a second class of open-end company shares
        (000s omitted)
        Advisor Class             1,116
        Institutional Class       1,352

72EE.     Total capital gains for which record date passed during the period.
        (000s omitted)
        Investor Class          1,939
        Advisor Class             352
        Institutional Class       368

73A.    Payments per share outstanding during the entire current period:
5. Dividends from net investment income
 Investor Class         0.5366
6. Dividends for a second class of open-end company shares
Advisor Class           0.4867
Institutional Class     0.5759

73B.    Distribution of capital gains
        Investor Class          0.1498
        Advisor Class           0.1498
        Institutional Class     0.1498

74U.    1. Number of shares outstanding (000s omitted)
        Investor Class          17,049
2. Number of shares outstanding of a second class of open-end company shares (000s omitted)
        Advisor Class             3,569
        Institutional Class       3,571


77V.    1. Net asset value per share (to nearest cent)
        Investor Class          $23.09
2.Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Advisor Class           $23.11
        Institutional Class     $23.10

For period ending 03/31/2004
Series Number:  4

72DD. 1. Total income dividends for which record date passed during the period. (000s omitted)
        Investor Class          4,737
        2. Dividends for a second class of open-end company shares
        (000s omitted)
        Advisor Class             863
        Institutional Class       974
        C Class                     -

73A.    Payments per share outstanding during the entire current period:
7. Dividends from net investment income
 Investor Class         0.0447
8. Dividends for a second class of open-end company shares
Advisor Class           0.0220
Institutional Class     0.0623
C Class                           -

74U.    1. Number of shares outstanding (000s omitted)
        Investor Class          108,157
2. Number of shares outstanding of a second class of open-end company shares (000s omitted)
        Advisor Class            44,494
        Institutional Class      17,567
        C Class                     388

77V.    1. Net asset value per share (to nearest cent)
        Investor Class          $9.71
2.Net asset value per share of a second class of open-end company shares
         (to nearest cent)
        Advisor Class           $9.71
        Institutional Class     $9.72
        C Class                 $9.57


For period ending 03/31/2004
Series Number:  6

72DD.   1. Total income dividends for which record date passed during the period. (000s omitted)
        Investor Class          3,837
        2. Dividends for a second class of open-end company shares
        (000s omitted)
        Advisor Class              71
        Institutional Class       958
        A Class                   493
        B Class                    14
        C Class                    27
        R Class                     -

73A.    Payments per share outstanding during the entire current period:
9. Dividends from net investment income
 Investor Class         0.0810
10. Dividends for a second class of open-end company shares
Advisor Class           0.0671
Institutional Class     0.0918
A Class                 0.0671
B Class                 0.0256
C Class                 0.0256
R Class                      -

74U.    1. Number of shares outstanding (000s omitted)
        Investor Class          54,464
2. Number of shares outstanding of a second class of open-end company shares (000s omitted)
        Advisor Class            3,269
        Institutional Class     25,725
        A Class                 15,627
        B Class                    955
        C Class                  1,872
        R Class                     29
77V.    1. Net asset value per share (to nearest cent)
        Investor Class          $5.89
2.Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Advisor Class           $5.89
        Institutional Class     $5.89
        A Class                 $5.90
        B Class                 $5.91
        C Class                 $5.89
        R Class                 $5.89